Exhibit 99.2

          ACSI Audited Financial Statements for the period of June 22,
                  2004 (Inception) through September 19, 2004.

                                                                         Page
                                                                  --------------

Independent Auditors' Report ............................................. 2

Balance Sheet at September 19, 2004 ...................................... 3

Statement of Operations for the period from June 22, 2004
     (inception) through September 19, 2004 .............................. 4

Statement of Changes in Shareholder's  Equity for the period from June 22, 2004  (inception)  through  September 19, 2004 .........5

Statement of Cash Flows for the period from June 22, 2004
     (inception) through September 19, 2004 .............................. 6

Notes to Financial Statements..............................................7

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders
Advanced Cyber Security, Inc.:


We have  audited  the  balance  sheet of  Advanced  Cyber  Security,  Inc. as of
September 19, 2004, and the related statements of operations, changes in shareholder's equity, and cash flows, for the period from June 22, 2004 (inception) through September 19, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Advanced Cyber Security, Inc. as of September 19, 2004, and the results of its operations and its cash flows for the period from June 22, 2004 (inception) through September 19, 2004 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered operating losses since inception, which raises a substantial doubt about its ability to continue as a going concern. Management's plans in regard to this matter are also described in Note
1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




Cordovano and Honeck, P.C.
Denver, Colorado
November 24, 2004

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                         ADVANCED CYBER SECURITY, INC.
                         (A Development Stage Company)
                                 Balance Sheet

                               September 19, 2004

                                     Assets
Current assets:
     Prepaid consulting services (Notes 1 and 2)               $      35,600
                                                              --------------
           Total current assets                                       35,600

License rights, net (Notes 1 and 2)                                  146,137
                                                              --------------

           Total assets                                        $     181,737
                                                              ==============

                              Shareholder's Equity
Shareholder's equity (Note 1):
     Common stock, no par value; 1,000,000 shares authorized,
        1,000 shares issued and outstanding                          200,000
     Deficit accumulated during the development stage                (18,263)
                                                              --------------

           Total shareholder's equity                          $     181,737
                                                              ==============

                 See accompanying notes to financial statements


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


                          ADVANCED CYBER SECURITY, INC.
                          (A Development Stage Company)
                             Statement of Operations

              June 22, 2004 (Inception) Through September 19, 2004

Operating expenses:
     Research and development - consulting         $      14,400
     Amortization                                          3,863
                                                  --------------

           Total operating expenses                       18,263
                                                  --------------

           Loss before income taxes                      (18,263)

Income tax provision (Note 3)                                 --
                                                  --------------

           Net loss                                $     (18,263)
                                                  ==============

Basic and diluted loss per share                   $      (18.26)
                                                  ==============

Weighted average common shares outstanding                 1,000
                                                  ==============

                 See accompanying notes to financial statements

                          ADVANCED CYBER SECURITY, INC.
                      (A Development Stage Company)
                  Statement of Changes in Shareholders' Equity

                                                                  Deficit
                                                               Accumulated
                                               Common Stock    During the
                                            ------------------ Development
                                             Shares    Amount     Stage        Total
                                            -------- --------- ------------ ----------

Balance, June 22, 2004 (inception)                --  $     --  $        --  $      --
     August 2004, common stock issued to
     Parent corporation in exchange for
     license rights and consulting purchased
       on behalf of the Company,
     $200 per share (Note 1)                   1,000   200,000           --   200,000
Net loss                                          --        --      (18,263)  (18,263)
                                            -------- --------- ------------ ---------

Balance, September 19, 2004                    1,000 $ 200,000  $ (18,263)   $181,737
                                            ======== ========= ============ =========

                 See accompanying notes to financial statements

                          ADVANCED CYBER SECURITY, INC.
                          (A Development Stage Company)
                            Statement of Cash Flows

              June 22, 2004 (Inception) Through September 19, 2004

Cash flows from operating activities:
     Net loss                                               $  (18,263)
     Adjustments to reconcile net loss to net cash
       provided by operating activities:
         Amortization                                            3,863
         Consulting services incurred against prepayment        14,400
                                                           -----------
           Net cash provided by
             operating activities                                   --
                                                           -----------

           Net change in cash                                       --

Cash, beginning of period                                           --
                                                           -----------

Cash, end of period                                         $       --
                                                           ===========

Supplemental disclosure of cash flow information:
     Income taxes                                           $       --
                                                           ===========
     Interest                                               $       --
                                                           ===========

Non-cash financing activities:
     Common stock issued in exchange for license rights
       purchase on behalf of the Company (Note 1)           $  150,000
                                                           ===========
     Common stock issued in exchange for prepaid consulting
       services paid on behalf of the Company (Note 1)      $   50,000
                                                           ===========

                 See accompanying notes to financial statements

                          ADVANCED CYBER SECURITY, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements


NOTE 1:  NATURE OF ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Organization

Advanced Cyber Security, Inc. (the "Company" or "ACSI") was incorporated under the laws of the State of Florida on June 22, 2004 to conduct any and all lawful business. On September 20, 2004, the Company was acquired by Manakoa Services Corporation ("Manakoa") (see Note 4).

On August 4, 2004, Utek Corporation (amex: UTK) ("Utek") paid Battelle Memorial Institute $200,000 to purchase license rights ($150,000) and make an advance payment on a technical services agreement on behalf of the Company (see Note 2). In exchange for the payments, Utek received 1,000 shares of the Company's common shares. The transaction resulted in the Company becoming a wholly-owned subsidiary of Utek.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. As shown in the accompanying consolidated financial statements, the Company has suffered losses since inception. This factor, among others, raises a substantial doubt about the Company's ability to continue as a going concern for a reasonable time.

The financial statements do not include any adjustments relating to the recoverability and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company's continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis and ultimately to attain profitability. The Company plans to seek funding to maintain its operations through debt and equity financing. There is no assurance that the Company will be successful in its efforts to raise additional working capital or achieve profitable operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Summary of Significant Accounting Policies

Use of estimates

The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash equivalents

For the purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents. The Company had no cash or cash equivalents at September 19, 2004.

License rights

License rights are stated at cost and are amortized over their estimated useful lives (5 years), using the straight-line method.

Impairment of long-lived assets

The Company evaluates the carrying value of its long-lived assets under the provisions of SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". Statement No. 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted future cash flows estimated to be generated by those assets are less than the assets' carrying amount. If such assets are impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying value or fair value, less costs to sell.

Net loss per share

Basic earnings/loss per share is computed by dividing income available to common shareholders (the numerator) by the weighted-average number of common shares (the denominator) for the period. The computation of diluted earnings per share is similar to basic earnings per share, except that the denominator is increased to include the number of additional common shares that would have been outstanding if potentially dilutive common shares had been issued.

At September 19, 2004, there was no variance between basic and diluted loss per share as there were no potentially dilutive common shares outstanding.

Income taxes

Income taxes are provided for the tax effects of transactions reported in the consolidated financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the recorded book basis and the tax basis of assets and liabilities for financial and income tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes are also recognized for operating losses that are available to offset future taxable income and tax credits that are available to offset future federal income taxes.

New accounting pronouncements

Consolidation of Variable Interest Entities

Financial Accounting Standards Board Interpretations ("FIN") No. 46 "Consolidation of Variable Interest Entities" was effective immediately upon its issuance during fiscal 2003 for all enterprises with interests in variable interest entities created after January 31, 2003. In December 2003, FASB issued FIN No. 46 (R) that changes the effective dates for the recording of interests in variable interest entities created before February 1, 2003 beginning with the first interim reporting period ending after March 15, 2004. If an entity is determined to be a variable interest entity, it must be consolidated by the enterprise that absorbs the majority of the entity's expected losses if they occur, or receives a majority of the entity's expected residual returns if they occur, or both. Where it is reasonably possible that the enterprise will consolidate or disclose information about a variable interest entity, the enterprise must disclose the nature, purpose, size and activity of the variable interest entity and the enterprise's maximum exposure to loss as a result of its involvement with the variable interest entity in all financial statements issued after January 31, 2003. The adoption of this interpretation in 2004 is not expected to have an effect on the Company's financial statements.

Revenue Recognition

In December 2003, the staff of the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin ("SAB") No. 104, "Revenue Recognition," which supersedes SAB No. 101, "Revenue Recognition in Financial Statements." SAB No. 104's primary purpose is to rescind the accounting guidance contained in SAB No. 101 related to multiple-element revenue arrangements that was superseded as a result of the issuance of Emerging Issues Task Force ("EITF") Issue No. 00-21, "Accounting for Revenue Arrangements with Multiple Deliverables." Additionally, SAB No. 104 rescinds the SEC's related Revenue Recognition in Financial Statements Frequently Asked Questions and Answers issued with SAB No. 101 that had been codified in SEC Topic 13, "Revenue Recognition." While the wording of SAB No. 104 has changed to reflect the issuance of EITF Issue No. 00-21, the revenue recognition principles of SAB No. 101 remain largely unchanged by the issuance of SAB No. 104, which was effective upon issuance. The Company's adoption of SAB No. 104 did not have a material effect on its financial position or results of operations.

Financial Instruments with Characteristics of Both Liabilities and Equity

On May 15, 2003, the FASB issued Statement No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". Statement 150 establishes standards for classifying and measuring as liabilities certain financial instruments that embody obligations of the issuer and have characteristics of both liabilities and equity. Statement 150 represents a significant change in practice in the accounting for a number of financial instruments, including mandatorily redeemable equity instruments and certain equity derivatives that frequently are used in connection with share repurchase programs. The Company currently does not use such instruments. Statement 150 is effective for all financial instruments created or modified after May 31, 2003, and to other instruments as of September 1, 2003. The Company has adopted Statement 150 and does not believe the effect of adopting this statement will have a material impact on its financial position, results of operations or cash flows.

NOTE 2:  LICENSE RIGHTS AND AGREEMENTS

License rights

ACSI acquired license rights to a prototype program for systems administrator simulation training (SAST) from Battelle Memorial Institute (the "Licensor") in August 2004. The program rapidly evaluates the cyber security experience of system administrators to identify, circumvent or recover from hacker activity. The program consists of a network of training tools that simulate the cyber environment and are launched through an automated system. The license entitles ACSI to use certain software owned by the Licensor and certain intellectual property relating to part of the software for which Licensor has applied for a patent. ACSI may use the software, intellectual property and derivatives thereof to train and certify personnel to enable such personnel to perform testing and assessment of enterprise vulnerabilities.

The Software consists of three parts: a Coordinated Attack Tool ("CAT"), a Systems Administrator Simulation Trainer ("SAST") and a Synthetic Computer Network Traffic Generator ("TrafficBot"). The license is exclusive with respect to the SAST Software and is nonexclusive with respect to the CAT and TrafficBot software and the intellectual property (which relates to the TrafficBot Software).

In consideration for the License, ACSI agreed to the following payments:

     o An initial, nonrefundable payment of $150,000 (paid on August 4, 2004 via Utek);

     o    A royalty of six and one-half  percent (6.5%) of its net sales revenue
          from  all  products  using  the  licensed   software  or  intellectual
          property.

     o Commencing in 2007, certain minimum royalty payments to maintain the license, starting at $75,000 in 2007 and increasing up to $2,000,000 in 2012 and years thereafter.

     o An annual "enablement fee", the greater of $50,000 or one half of one percent (0.05%) of ACSI's total annual revenues from all products using the licensed software or intellectual property. This payment may be made in cash or in the common stock of Manakoa (based on its average closing prices for the 20 trading days ending each December
          15) (see Note 4).

Licensor agreements

ACSI also entered into a consulting agreement with the Licensor for which it paid $50,000 (via Utek) toward services to be rendered by the Licensor through the end of 2004. Under this agreement, the Licensor will help define further requirements and a development plan with respect to the software covering calendar year 2005 in detail, with a rougher plan for calendar years 2006 and 2007. As of September 19, 2004, the Company had utilized $14,400 of the consulting services.

ACSI is also required to enter into a technical services agreement with Licensor of at least $500,000 per year for three years (2005 through 2007) related to the software. It is anticipated that the services to be provided under this agreement will reflect the plan being developed under the current consulting agreement. ACSI shall receive a royalty-free license to use any new intellectual property that is developed by Licensor in the performance of its services under the technical services agreement.

If the minimum royalties are not paid, or the other amounts described above are not paid, the Licensor may convert the entire license into a non-exclusive license or terminate the license, at Licensor's sole discretion.

License rights and amortization

License rights are stated at cost and amortized over an estimated useful life of five years using the straight-line method. Amortization expense for the period from August 4, 2004 through September 19, 2004 totaled $3,863.

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NOTE 3:  INCOME TAXES

A reconciliation of the U.S. statutory federal income tax rate to the effective rate is as follows:
                                                             September 19,
                                                                  2004
                                                          ------------------
U.S. federal statutory graduated rate                               15.00%
State income tax rate, net of federal benefit                        4.68%
Net operating loss for which no tax benefit
   is currently available                                          -19.68%
                                                          ------------------
                                       Effective rate.               0.00%
                                                          ==================



At September 19, 2004, deferred taxes consisted of a net tax asset of $3,593, due to operating loss carryforwards of $18,263, which was fully allowed for in the valuation allowance of $3,593. The valuation allowance offsets the net deferred tax asset for which there is no assurance of recovery. The deferred tax assets for the period from June 22, 2004 (inception) through September 19, 2004 was $3,593. The change in the valuation allowance for the period from June 22, 2004 (inception) through September 19, 2004 was also $3,593. Net operating loss carryforwards will expire through 2024.

The valuation allowance will be evaluated at the end of each year, considering positive and negative evidence about whether the asset will be realized. At that time, the allowance will either be increased or reduced; reduction could result in the complete elimination of the allowance if positive evidence indicates that the value of the deferred tax asset is no longer impaired and the allowance is no longer required.

Should the Company undergo an ownership change as defined in Section 382 of the Internal Revenue Code, the Company's tax net operating loss carryforwards generated prior to the ownership change will be subject to an annual limitation, which could reduce or defer the utilization of these losses.

NOTE 4:  SUBSEQUENT EVENT

On August 4, 2004, Manakoa entered into an Agreement and Plan of Acquisition to acquire ACSI from Utek. Manakoa acquired all of the outstanding common shares of ACSI from UTEK in exchange for 2,000,000 shares of Manakoa's common stock. The exchange of equity interests occurred on September 20, 2004, which resulted in ACSI becoming Manakoa's wholly-owned subsidiary. Manakoa conducted the acquisition in order to obtain the license rights held by ACSI.


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